UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2004


                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                      0-19684               57-0925911
           --------                     ----------            ------------
 (State or other jurisdiction          (Commission           (IRS Employer
of incorporation or organization)      File Number)        Identification No.)


               2619 Oak Street, Myrtle Beach, South Carolina 29577
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (843) 205-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On October 27, 2004, Coastal Financial Corporation announced its financial results for the quarter and year ended September 30, 2004. The press release announcing financial results for the quarter and year ended September 30, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

       Exhibit 99.1      Press Release dated October 27, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COASTAL FINANCIAL CORPORATION



                                      By: /s/ Michael C. Gerald
                                           -------------------------------------
                                           Michael C. Gerald
                                           President and Chief Executive Officer